Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund (the Fund)

Supplement dated February 12, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

Peter Xu, PhD, has announced his intention to retire in the 4th quarter of 2021. Effective immediately, Stephen Courtney will be added as a portfolio manager for the Fund. Stacie L. Mintz, CFA, and Devang Gambhirwala will continue to serve as portfolio managers for the Fund.

To reflect this change, the Summary Prospectus, Prospectus and SAI are hereby revised as follows:

1.The table in the section of the Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. Courtney and by adding the footnote set forth below with respect to Mr. Xu:

Investment	Subadviser	Portfolio
Managers		Managers

PGIM Investments	QMA LLC	Peter Xu, PhD*
LLC

Stephen
Courtney

*Mr. Xu has announced his intention to retire in the 4th quarter of 2021.

Title	Service Date

Managing Director, Co-	August 2005
Head Quantitative
Equity Team
Managing Director and	February 2021
Portfolio Manager

2.The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. Courtney:

Stephen Courtney is a Managing Director and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Stephen was a Director at ClearBridge Investments and its predecessor organizations, where he served as a Research Analyst and Portfolio Manager for 26 years. He earned a BA in political science from Boston College. Stephen is also a member of the New York Society of Security Analysts.

3.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the information pertaining to Mr. Courtney set forth below:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total Assets	Investment Vehicles/	Total Assets
Total Assets
	Stephen			35/$5,863,158,877
QMA LLC	Courtney*	18/$3,209,031,683	13/$3,218,247,634	5/$1,897,718,168

*Information is provided as of December 31, 2020.

4.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the information pertaining to Mr. Courtney set forth below:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar Strategies*
QMA LLC	Stephen Courtney**	$100,001-$500,000

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar range for Stephen Courtney's investment in the Fund is as follows: $100,001-$500,000.

**Information is provided as of December 31, 2020.

LR1351